                           EXHIBIT 24
                    LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  JANUARY 21, 1998                S/DONALD SWANSON
                                        (signature)


                                        DONALD SWANSON
                                        (please type or print name)


                                        VALLEY RIDGE BANK DIRECTOR
                                        (please type or print title)

                    LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  JANUARY 21, 1998                S/DON VAN SINGEL
                                        (signature)


                                        DON VAN SINGEL
                                        (please type or print name)


                                        VALLEY RIDGE BANK DIRECTOR
                                        (please type or print title)

                    LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  JANUARY 21, 1998                S/PAUL K. SPOELMAN
                                        (signature)


                                        PAUL K. SPOELMAN
                                        (please type or print name)


                                        VALLEY RIDGE BANK DIRECTOR
                                        (please type or print title)

                    LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  JANUARY 21, 1998                S/JOHN NIEDERER
                                        (signature)


                                        JOHN NIEDERER
                                        (please type or print name)


                                        VALLEY RIDGE BANK DIRECTOR
                                        (please type or print title)

                    LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  JANUARY 21, 1998                S/DENNIS NELSON
                                        (signature)


                                        DENNIS NELSON
                                        (please type or print name)


                                        VALLEY RIDGE BANK DIRECTOR
                                        (please type or print title)

                    LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  JANUARY 21, 1998                S/BEN LANDHEER
                                        (signature)


                                        BEN LANDHEER
                                        (please type or print name)


                                        VALLEY RIDGE BANK DIRECTOR
                                        (please type or print title)

                    LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  JANUARY 21, 1998                S/ROBERT C. HUMPHREYS
                                        (signature)


                                        ROBERT C. HUMPHREYS
                                        (please type or print name)


                                        CHAIRMAN BOARD
                                        (please type or print title)

                    LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  JANUARY 21, 1998                S/RONALD HANSEN
                                        (signature)


                                        RONALD HANSEN
                                        (please type or print name)


                                        VALLEY RIDGE BANK DIRECTOR
                                        (please type or print title)

                    LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  JANUARY 21, 1998                S/GARY GUST
                                        (signature)


                                        GARY GUST
                                        (please type or print name)


                                        DIRECTOR
                                        (please type or print title)

                    LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  JANUARY 21, 1998                S/FRED FINKBEINER
                                        (signature)


                                        FRED FINKBEINER
                                        (please type or print name)


                                        VALLEY RIDGE BANK DIRECTOR
                                        (please type or print title)

                    LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  JANUARY 21, 1998                S/JERRY ARENDS
                                        (signature)


                                        JERRY ARENDS
                                        (please type or print name)


                                        VALLEY RIDGE BANK DIRECTOR
                                        (please type or print title)

                    LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Valley Ridge Financial Corp., does hereby appoint RICHARD L. EDGAR and MICHAEL E. McHUGH, or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Valley Ridge Financial Corp. on Form 10-KSB for its fiscal year ended December 31, 1997, and any amendments to that report, and to file it with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.



Dated:  JANUARY 21, 1998                S/K. TIM BULL
                                        (signature)


                                        K. TIM BULL
                                        (please type or print name)


                                        DIRECTOR
                                        (please type or print title)